INVESTORS
-------------------------------------------------------------------------------
Bank & Trust Company


                                                                November 6, 1996

VIA EDGAR

Securities and Exchange Commission
Office of Filings, Information and Consumer Services
450 Fifth Street, NW
Washington, DC 20549

RE: Salomon Brothers Opportunity Fund Inc (the "Fund")
    File No. 811-2884
    -----------------

Ladies and Gentlemen:

    Pursuant to Rule 30(b)(2) under the Investment Company Act of 1940, as amended, we are transmitting via EDGAR the annual report for the period ended August 31, 1996 for the above-referenced Fund.

    If you have any questions, please telephone the undersigned at (617) 330-6113. Thank you for your assistance with this matter.


                                                       Very truly yours,

                                                       /S/ KEVIN M. CONNERTY
                                                       ---------------------
                                                       Kevin M. Connerty
                                                       Director

89 South Street, P.O. Box 1537, Boston MA 02205-1537  Tel.: (617) 330-6700

                                                                October 11, 1996

                                 Salomon Brothers
                                 Opportunity Fund Inc

Dear Shareholder:

The net asset value of each of your shares at August 31, 1996 was $37.89, equivalent to $39.82 assuming the distributions from income and capital gains paid in December 1995 were reinvested in additional shares of the Fund. This represented an increase of 11.4% from $35.75 on August 31, 1995, compared with an increase of 18.7% for the Standard & Poor's Index of 500 Stocks.

The past year was a happy one for many stock market investors. As you can see from the above figures, the Fund's performance during fiscal 1996 fell short of that of the S&P 500 Index. However, the Fund retained a cash position of 12-14% during the year - a factor that penalizes performance in a rising market. Why this cash position?

The cross-currents were numerous in the face of the rising market and the Fund's cash position was intended to provide a measure of protection in case of a stock market decline. We believe that it was prudent to have this cash, in accord with our objectives and strategies.

Consistent with the Fund's primary objective of achieving above average long-term capital appreciation and its secondary objective of current income, we pursue several strategies:

      1. Preserve capital;

      2. Retain unrealized long-term capital gains. We believe it is often unwise to sell securities that have sizable gains only to invest the proceeds in securities that may have more uncertain long-term potential. Furthermore, the possibility of lower capital gains taxes, which has been discussed recently, will favor this approach of minimizing realized capital gains currently; and

      3. Obtain a reasonable return.

Our current posture? More of the same, and even more so, especially as members of the Federal Reserve continue to indicate their inclination to raise interest rates, which could act as a GNP restrainer.

At August 31, 1996, the Fund was 85.0% invested in common stocks; 15.0% of the Fund's net assets was held in cash or its equivalent.

On the following pages you will find audited financial statements of the Fund at August 31, 1996 and an unaudited list of portfolio changes for the six months ended on that date.

If you would like to open an IRA or have any questions about the Fund, please call 1-800-SALOMON (1-800-725-6666).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                               Cordially,

                                               /S/ IRVING BRILLIANT
                                               --------------------
                                               Irving Brilliant
                                               President and Portfolio Manager

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Results of an Investment in Salomon Brothers Opportunity Fund Inc


Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1986. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.


AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:
      +11.37% for the one-year period beginning September 1, 1995 and ended
       August 31, 1996;
      +14.25% for the five-year period beginning September 1, 1991 and ended
       August 31, 1996;
      +11.15% for the ten-year period beginning September 1, 1986 and ended
       August 31, 1996.


                                     CHART

PERFORMANCE COMPARISON - GROWTH OF $10,000

                               Salomon Brothers
  Date        S&P 500        Opportunity Fund Inc
  ----        -------        --------------------

8/31/86       $10,000             $10,000

8/31/87        13,451              12,126

8/31/88        11,054              11,377

8/31/89        15,382              15,122

8/31/90        14,610              12,002

8/31/91        18,545              14,787

8/31/92        20,049              16,694

8/31/93        23,093              20,066

8/31/94        24,359              21,351

8/31/95        29,572              25,847

8/31/96        35,110              28,785

Past performance is not predictive of future performance

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Portfolio Changes six months ended August 31, 1996 (unaudited)


(left column)

Additions+
---------------------------------------------------
                                       Shares
                                      Increased
                                  -----------------
Airborne Freight..................     4,000

Amcast Industrial.................    18,500

CNAFinancial......................     4,000

Crown Crafts......................     8,700

First Data........................     2,000(1)

International Shipholding.........     9,500(1)

Kansas City Life Insurance........     1,000

Loews.............................     7,000

Mississippi Chemical..............    13,000(1)

National Semiconductor............    10,000

Old Republic International........     9,000

Silicon Graphics..................    13,802(1)*

TRC Companies.....................    15,000

Tecumseh Products, Class B........     6,000

Wellpoint Health Networks.........     4,300


(1) New addition      (2) Elimination
   +This list excludes changes resulting entirely from stock dividends and stock splits.
   *8,802 shares received from merger with Cray Research.


(right column)

Reductions
--------------------------------------------------------
                                            Shares
                                           Decreased
                                       -----------------
Alexander & Baldwin....................     15,500

Allmerica Property & Casualty Companies        400

Apple Computer.........................      1,500

Bankers Trust NY.......................      3,500

Boatman's Bankshares...................      3,000

Boise Cascade..........................      6,400(2)

Cray Research..........................     40,000(2)

El Chico Restaurants...................      3,000

First Chicago NBD......................      4,800

Foundation Health......................     21,000

Genzyme................................      8,000

Humana.................................      7,000

International Business Machines........      3,000

Kahler Realty..........................     30,000(2)

KeyCorp................................     11,600

Kollmorgan.............................      4,000(2)

Magellan Health Services...............      8,000(2)

Micron Technology......................      5,000(2)

New Germany Fund.......................     10,000

Overseas Shipholding Group.............     23,900

Paragon Trade Brands...................      3,000(2)

Plantronics............................      3,500(2)

Protective Life........................      3,000

Salomon................................      3,600(2)

Tecumseh Products, Class A.............      3,500

Time Warner............................      5,000

Trenwick Group.........................      4,000

Western National.......................      3,000(2)

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Net Assets August 31, 1996

Common Stocks - 85.0% of Net Assets
-------------------------------------------------------------------------------------------------------
                                                                                             Value
     Shares                                                                 Cost           (Note 1a)
-------------------------------------------------------------------------------------------------------
               Banks - 13.5%
    484,488    Bank of New York ......................................   $ 2,721,411     $13,505,103
     12,500    Bankers Trust NY ......................................       559,920         971,875
     46,000    BanPonce ..............................................       701,900       1,196,000
      4,200    Boatmen's Bancshares ..................................        18,168         223,650
     53,120    First Chicago NBD......................................       570,621       2,264,240
     20,000    First Hawaiian ........................................       517,800         590,000
      3,400    KeyCorp ...............................................        18,589         136,425
      5,500    Mercantile Bancorporation .............................        45,630         268,813
                                                                         -----------     -----------
                                                                           5,154,039      19,156,106
                                                                         -----------     -----------

               Basic Industry - 7.0%
      5,000    ASARCO.................................................       157,800         129,375
     27,000    Amcast Industrial......................................       490,974         479,250
      5,000    Champion International.................................       200,300         215,000
     19,000    Crown Crafts ..........................................       224,965         163,875
      9,500    International Shipholding..............................       162,883         180,500
     13,000    Mississippi Chemical...................................       271,014         292,500
     85,500    Monsanto...............................................     1,050,826       2,746,688
     18,000    NL Industries..........................................       199,350         198,000
     11,077    Newmont Mining.........................................       289,765         585,696
     14,000    Rayonier ..............................................       404,730         554,750
      4,000    Stone Container........................................        70,240          55,500
     68,000    TRC Companies* ........................................       472,184         263,500
     40,100    Tecumseh Products, Class A ............................     1,106,775       2,105,250
     41,000    Tecumseh Products, Class B ............................     1,721,035       2,009,000
                                                                         -----------     -----------
                                                                           6,822,841       9,978,884
                                                                         -----------     -----------
               Biotechnology & Drugs - 1.6%
     20,000    Genzyme*...............................................       277,571         477,500
     30,800    Medeva - ADR ..........................................       301,498         473,550
      5,000    Merck.................................................        164,800         328,125
     25,375    Pharmacia & Upjohn ....................................       507,498       1,065,750
                                                                         -----------     -----------
                                                                           1,251,367       2,344,925
                                                                         -----------     -----------
               Construction - 1.2%
     26,700    Ameron................................................        526,254         967,875
     34,250    Liberty Homes, Class A ................................       435,000         411,000
     24,750    Liberty Homes, Class B ................................       325,688         327,938
                                                                         -----------     -----------
                                                                           1,286,942       1,706,813
                                                                         -----------     -----------
               Consumer Goods - 4.3%
     44,500    Alexander & Baldwin ...................................       254,479       1,134,750
      4,729    Ames Department Stores, Warrants, Series C* ...........         4,729           9,754
     27,300    Archer-Daniels-Midland ................................       399,000         484,575
     16,400    El Chico Restaurants* .................................        51,250         127,100
      6,000    McKesson...............................................       191,250         255,750
    100,000    Philips Electronics N.V................................     1,281,995       3,387,500
     31,500    Waban* ................................................       332,240         669,375
                                                                         -----------     -----------
                                                                           2,514,943       6,068,804
                                                                         -----------     -----------

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------
                                                                                             Value
     Shares                                                                 Cost           (Note 1a)
-------------------------------------------------------------------------------------------------------
               Energy - 8.4%
     14,000    Gilbert Associates, Class A ...........................   $   157,790     $   154,000
     31,000    Global Industrial Technologies*........................       284,013         596,750
     28,000    Murphy Oil ............................................       859,865       1,225,000
     67,000    Royal Dutch Petroleum, 5 Guilder......................      1,664,599      10,008,125
                                                                         -----------     -----------
                                                                           2,966,267      11,983,875
                                                                         -----------     -----------

               Finance - 11.0%
     36,000    Federal Home Loan Mortgage............................        472,360       3,181,500
     61,800    Leucadia National.....................................        165,751       1,405,950
    125,000    Loews .................................................     3,152,184       9,343,750
     30,000    New Germany Fund ......................................       281,167         397,500
     48,000    Pioneer Group .........................................       167,500       1,254,000
                                                                         -----------     -----------
                                                                           4,238,962      15,582,700
                                                                         -----------     -----------
               Health Care - 1.4%
      5,250    Bergen Brunswig, Class A ..............................        96,675         146,344
     19,000    Foundation Health* ....................................       360,890         570,000
      8,095    Horizon/CMSHealthcare*.................................       123,392         101,188
     23,000    Humana* ...............................................       188,255         431,250
     22,878    Wellpoint Health Networks* ............................     1,007,246         709,218
                                                                         -----------     -----------
                                                                           1,776,458       1,958,000
                                                                         -----------     -----------

               Insurance-Life, Accident & Health - 5.3%
      7,500    American International Group..........................        440,675         712,500
     12,000    Aon ...................................................       293,390         606,000
      7,000    Delphi Financial Group, Class A*.......................       136,500         210,000
     37,125    Fremont General.......................................        571,663       1,007,016
      5,900    Kansas City Life Insurance.............................       293,813         318,969
      3,000    Protective Life........................................        68,216         105,750
     10,000    Provident Companies ...................................       180,500         370,000
     46,000    UNUM ..................................................       644,644       2,921,000
     45,000    USLIFE.................................................       614,841       1,316,250
                                                                         -----------     -----------
                                                                           3,244,242       7,567,485
                                                                         -----------     -----------
               Insurance-Property & Casualty - 18.7%

     39,600    Allmerica Property & Casualty Companies...............        696,152       1,118,700
     33,000    CNA Financial* ........................................     1,051,403       3,316,500
    328,000    Chubb .................................................     2,802,937      14,555,000
     40,000    Merchants Group .......................................       600,000         755,000
     22,000    Old Republic International............................        353,680         489,500
    110,375    Orion Capital .........................................     1,613,469       5,546,340
     15,500    Trenwick Group........................................        433,063         825,375
                                                                         -----------     -----------
                                                                           7,550,704      26,606,415
                                                                         -----------     -----------

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Common Stocks (continued)
-------------------------------------------------------------------------------------------------------
                                                                                             Value
     Shares                                                                 Cost           (Note 1a)
-------------------------------------------------------------------------------------------------------
               Real Estate - 1.9%

     39,900    Forest City Enterprises, Class A.......................   $   845,723     $ 1,725,675
     20,700    Forest City Enterprises, Class B, Conv.................       364,301         905,625
                                                                         -----------     -----------
                                                                           1,210,024       2,631,300
                                                                         -----------     -----------
               Technology - 2.0%
      8,500    Apple Computer.........................................       319,750         206,125
      2,000    First Data.............................................       152,120         156,000
     15,000    Intel ................................................        137,313       1,197,188
      5,000    International Business Machines.......................        275,485         571,875
     20,000    National Semiconductor*................................       313,700         367,500
     13,802    Silicon Graphics* .....................................       280,170         320,897
                                                                         -----------     -----------
                                                                           1,478,538       2,819,585
                                                                         -----------     -----------

               Telecommunications/Media - 0.3%
     12,000    Heritage Media, Class A* ..............................       113,859         240,000
      5,800    Time Warner...........................................        123,185         193,575
                                                                         -----------     -----------
                                                                             237,044         433,575
                                                                         -----------     -----------

               Transportation - 8.4%
     39,600    AMR* ..................................................     1,828,141       3,247,200
    130,000    APL....................................................     1,338,789       3,071,250
     52,000    Airborne Freight ......................................       515,758       1,228,500
     33,000    Canadian Pacific ......................................       528,285         742,500
     42,000    General Dynamics ......................................       928,543       2,693,250
      9,000    Lockheed Martin .......................................       308,520         757,125
      6,000    OMI* ..................................................        29,060          48,000
      5,100    Overseas Shipholding Group.............................        71,224          95,625
                                                                         -----------     -----------
                                                                           5,548,320      11,883,450
                                                                         -----------     -----------
               TOTAL COMMON STOCKS ...................................   $45,280,691     120,721,917
                                                                         ===========     ===========

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Net Assets August 31, 1996 (continued)

Corporate Short-Term Notes - 14.8%

-------------------------------------------------------------------------------------------------------
  Principal                                                                                  Value
   Amount                                                                                  (Note 1a)
-------------------------------------------------------------------------------------------------------
$ 3,609,000    American Express Credit, 5.26%, due 09/03/96.........................    $  3,611,639
  5,193,000    Exxon Asset Management, 5.27%, due 09/05/96..........................       5,195,283
  6,245,000    Ford Motor Credit, 5.30%, due 09/06/96...............................       6,246,841
  5,935,000    General Electric Capital, 5.28%, due 09/04/96........................       5,938,485
                                                                                        ------------
               TOTAL CORPORATE SHORT-TERM NOTES.....................................      20,992,248
                                                                                        ------------

               CASH AND RECEIVABLES - 0.3%............................    $ 480,380
               LIABILITIES - (0.1)%...................................     (210,380)         270,000
                                                                          ---------     ------------
               NET ASSETS-100% - equivalent to $37.89 offering and
                 redemption price per share on 3,747,743 shares of
                 $.01 par value capital stock outstanding;
                 15,000,000 shares authorized ......................................    $141,984,165
                                                                                        ============

               Net Assets Consist of:
               Capital stock........................................................    $     37,477
               Additional paid-in capital...........................................      60,062,694
               Undistributed net investment income..................................       1,432,827
               Undistributed net realized gain......................................       5,009,941
               Net unrealized appreciation..........................................      75,441,226
                                                                                        ------------
               Net Assets...........................................................    $141,984,165
                                                                                        ------------

---------
*Non-income producing security.


                                 See accompanying notes to financial statements.

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Operations for the year ended August 31, 1996

Investment Income

Income
Dividends (net of foreign withholding taxes of $84,832) .............................    $  2,870,091
Interest ............................................................................       1,008,923
                                                                                         ------------
                                                                                            3,879,014

Expenses
Management fee ........................................................   $ 1,406,443
Shareholder services ..................................................        51,915
Audit and tax return preparation fees .................................        48,150
Legal .................................................................        37,905
Custodian .............................................................        39,142
Printing ..............................................................        23,030
Registration and filing fees ..........................................        18,460
Directors' fees and expenses ..........................................         5,650
Other .................................................................        23,680
                                                                          -----------
                                                                            1,654,375
Credits earned from custodian on cash balances.........................        (1,852)      1,652,523
                                                                          -----------    ------------
Net investment income................................................................       2,226,491
                                                                                         ------------

Net Realized and Unrealized Gain on Investments
Net realized gain on investments.....................................................       5,924,655
Increase in net unrealized appreciation..............................................       6,598,349
                                                                                         ------------
Net realized gain and increase in net unrealized appreciation........................      12,523,004
                                                                                         ------------
Net increase in net assets resulting from operations.................................     $14,749,495
                                                                                         ============



                                 See accompanying notes to financial statements.

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Statement of Changes in Net Assets

                                                                    Year Ended            Year Ended
                                                                    August 31,            August 31,
                                                                       1996                  1995
-------------------------------------------------------------------------------------------------------

Operations
Net investment income .....................................         $  2,226,491          $  1,635,190
Net realized gain on investments ..........................            5,924,655             5,072,992
Increase in net unrealized appreciation ...................            6,598,349            16,116,974
                                                                    ------------          ------------
Net increase in net assets resulting from operations ......           14,749,495            22,825,156
                                                                    ------------          ------------

Distributions to Shareholders from
Net investment income .....................................           (1,749,572)           (1,345,523)
Net realized gain on investments ..........................           (4,957,121)           (5,382,092)
                                                                    ------------          ------------
                                                                      (6,706,693)           (6,727,615)
                                                                    ------------          ------------
Capital Share Transactions
Proceeds from sales of 541,164 and 669,713 shares,
  respectively ............................................           20,104,930            21,215,202
Net asset value of 157,728 and 203,063 shares, respectively, issued in reinvestment of net investment income and net
  realized gain distributions .............................            5,716,069             5,720,292
Payment for redemption of 621,760 and 975,251 shares,
  respectively.............................................          (23,116,339)          (30,551,387)
                                                                    ------------          ------------
Change in net assets resulting from capital share transactions, representing net increase of 77,132 and net decrease of
  102,475 shares, respectively.............................            2,704,660            (3,615,893)
                                                                    ------------          ------------


Total increase in net assets...............................           10,747,462            12,481,648

Net Assets
Beginning of year .........................................          131,236,703           118,755,055
                                                                    ------------          ------------

End of year (includes undistributed net investment income of
  $1,432,827 and $955,908, respectively) ..................         $141,984,165          $131,236,703
                                                                    ============          ============


                                 See accompanying notes to financial statements.

                                                                                                Page 9

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Notes to Financial Statements



1.   Significant Accounting Policies

The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above-average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

         (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors. Corporate short-term notes with maturities of 60 days or less at date of purchase are valued at cost plus interest earned, which approximates market value.

         (b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

         (c) Dividends and Distributions. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

         (d) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

2.   Capital Stock

     Payable for Fund shares redeemed at August 31, 1996 amounted to $37,543.

3.   Management Fee and Other Transactions

     The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Salomon Inc ("Salomon"), to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets. The management fee payable at August 31, 1996 was $120,388.

     If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the year ended August 31, 1996, there was no such reimbursement.

     Brokerage commissions of $120 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon, for transactions executed on behalf of the Fund during the year ended August 31, 1996.

     During the year ended August 31, 1996, the Fund received dividend income of $2,848 from Salomon. At August 31, 1996, the Fund did not hold shares of Salomon.

     Investors Bank & Trust Company ("IBT") serves as custodian for the Fund. Prior to May 1, 1996, Boston Safe Deposit and Trust Company ("Boston Safe") was the Fund's custodian. During the year ended August 31, 1996, custodian fees paid to IBT and Boston Safe were reduced by $102 and $1,750, respectively, relating to credits earned on cash balances held by each custodian.

4.   Portfolio Activity

     The cost of securities purchased and proceeds from securities sold (excluding corporate short-term notes) during the year ended August 31, 1996 aggregated $6,306,737 and $16,585,337, respectively.

     Cost of securities held (excluding corporate short-term notes) on August 31, 1996 for Federal income tax purposes was $45,476,718. As of August 31, 1996, gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $76,054,718 and $809,519, respectively, resulting in net unrealized appreciation of $75,245,199.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Financial Highlights


Selected data per share of capital stock outstanding throughout each year:

                                                                  Year Ended August 31,
                                            -----------------------------------------------------------------
                                              1996          1995           1994          1993           1992
-------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of year ....     $35.75         $31.47         $31.91         $27.64        $25.16
                                            ------         ------         ------         ------        ------

Net investment income..................        .60            .45            .42            .57           .36

Net gains (or losses) on securities
  (both realized and unrealized).......       3.38           5.68           1.48           4.85          2.79
                                            ------         ------         ------         ------        ------
  Total from investment operations ....       3.98           6.13           1.90           5.42          3.15
                                            ------         ------         ------         ------        ------
Less dividends and distributions:

Dividends from net investment income ..       (.48)          (.37)          (.64)          (.345)        (.50)

Distributions from net realized gain
  on investments.......................      (1.36)         (1.48)         (1.70)          (.805)        (.17)
                                            ------         ------         ------         ------        ------
  Total dividends and distributions ...      (1.84)         (1.85)         (2.34)         (1.15)         (.67)
                                            ------         ------         ------         ------        ------
Net asset value, end of year...........     $37.89         $35.75         $31.47         $31.91        $27.64
                                            ======         ======         ======         ======        ======
Total investment return based on net
  asset value per share................     +11.4%         +21.1%          +6.4%         +20.2%        +12.9%

Ratios/Supplemental data:

Net assets, end of year (thousands) ...   $141,984       $131,237       $118,755       $116,607      $101,679

Ratio of expenses to average net assets      1.18%          1.18%          1.22%          1.23%         1.25%

Ratio of net investment income to
  average net assets...................      1.59%          1.39%          1.29%          1.86%         1.28%

Portfolio turnover rate................         5%             8%            13%            10%           11%

Average broker commission rate.........    $0.0591             -              -              -             -



                                 See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C



Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Opportunity Fund Inc

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
October 11, 1996

--------------------------------------------------------------------------------

                           TAX INFORMATION (UNAUDITED)

     We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1996, the Fund paid distributions from realized long-term capital gains of $1.18 per share which are taxable as such.

     We wish to advise you that the corporate dividends received deduction for the Fund is 76%.

--------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

(left column)

Directors


Irving Brilliant
      President

Benito Gaguine
      Attorney at Law

Rosalind A. Kochman
      Administrator and counsel,
      Kochman Eye Surgical Facility

Irving Sonnenschein
      Partner of law firm of Sonnenschein,
      Sherman & Deutsch

Officers


Irving Brilliant
      President and Portfolio Manager

Lawrence H. Kaplan
      Executive Vice President and General Counsel

Alan M. Mandel
      Treasurer

Tana E. Tselepis
      Secretary

Janet S. Tolchin
      Assistant Treasurer

Jennifer G. Muzzey
      Assistant Secretary


(right column)

Salomon Brothers Opportunity Fund Inc

      7 World Trade Center
      New York, New York  10048
      1-800-SALOMON (1-800-725-6666)



Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

Distributor
      Salomon Brothers Inc
      7 World Trade Center
      New York, New York  10048

Custodian
      Investors Bank & Trust Company
      89 South Street
      Boston, Massachusetts 02111

Dividend Disbursing and Transfer Agent
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts 02109-2873

Legal Counsel
      Simpson Thacher & Bartlett
      New York, New York  10017-3909

Independent Accountants
      Price Waterhouse LLP
      New York, New York  10036




--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

(left column)

Salomon Brothers Asset Management
P.O. Box 9109
Boston, MA 02205-9109

                                                              FIRST-CLASS
                                                             U.S. POSTAGE
                                                                 PAID
                                                              BOSTON, MA
                                                           PERMIT No. 54201

(right column)

                 Salomon Brothers
                 Opportunity Fund Inc



                 Annual Report










-----------------------------------------
        Salomon Brothers Asset Management
        -----------------------------------------

(left column)

Salomon Brothers Asset Management
P.O. Box 9109
Boston, MA 02205-9109


                                                              FIRST-CLASS
                                                             U.S. POSTAGE
                                                                 PAID
                                                              BOSTON, MA
                                                           PERMIT No. 54201



(right column)


                 Salomon Brothers
                 Opportunity Fund Inc



                 Annual Report

                 AUGUST 31, 1996

-----------------------------------------
        Salomon Brothers Asset Management
        -----------------------------------------